UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  May 5, 2011

Commission File No. 001-33399

______________

COMVERGE, INC.
(Exact name of registrant as specified in its charter)

______________

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2011, Comverge, Inc. appointed Steven K. Moffitt as Chief Operating Officer of the Company, effective immediately.  Prior to his appointment, Mr. Moffitt served as the Company’s Executive Vice President of Engineering and Operations since June 2010.  Mr. Moffitt has over 25 years of experience in the energy, utility and commodity trading business, most recently serving as vice president and regional chief information officer, or CIO, for BG Group, an international London-based energy company, from 2008 to 2010. In addition, Mr. Moffitt served as managing director at UBS investment bank from 2006 to 2008, where he was responsible for managing a global commodity trading technology organization that supported the energy, agriculture and metals trading business across several countries and continents. From 2000 to 2005, Mr. Moffitt held several executive positions at Dynegy, Inc., including as senior vice president and CIO.

In July 2010, we entered into an Executive Employment Agreement with Mr. Moffitt upon his joining the Company as Executive Vice President of Engineering and Operations, a copy of which was filed as Exhibit 10.5 to Form 10-Q filed with the Securities and Exchange Commission on July 30, 2010, which exhibit is incorporated herein by reference.  We expect that Mr. Moffitt’s Executive Employment Agreement will be amended to take in consideration an increase in his base salary, but his Executive Employment Agreement has not been amended as of the date of this filing.

There are no arrangements or understandings between Mr. Moffitt and any other persons pursuant to which he was appointed COO of the Company. There are no relationships between Mr. Moffitt and Comverge or any of Comverge's subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.07                Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of Comverge, Inc. was held on May 10, 2011.  Proxies with regard to the matters voted upon at the Annual Meeting of Stockholders were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended.  Two directors, Alec G. Dreyer and Scott B. Ungerer, were elected to a term of three years.  Abstentions and broker non-votes were only counted for purposes of determining whether a quorum was present.  The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders was required to elect the directors in Proposal 1.  In the case of Proposal 2, an affirmative vote of 66 2/3% of the total outstanding shares of Comverge’s common stock present or represented by proxy and voting at the Annual Meeting was required for approval of this proposal.  In the case of Proposals 3 and 5, the affirmative vote of the holders of a majority of the votes cast in person or represented by proxy at the Annual Meeting was required to approve these proposals.  In the case of Proposal 4, the highest number of votes cast by stockholders represented the frequency for the advisory vote on executive compensation that was selected by stockholders.

Set forth below are the results on each matter voted upon at the Annual Meeting:

Proposal 1:  The election of two Class I directors named below to serve until the 2014 Annual Meeting of Stockholders.

There was no solicitation in opposition to the nominees listed in the proxy statement, and Comverge’s stockholders elected the following Class I directors to serve for a term ending at the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal. The voting results are set forth below for each of the nominees:

Votes
Nominees	For	Withheld	Broker Non-Votes
Alec G. Dreyer	14,020,137	1,062,484	2,908,829

Scott B. Ungerer	14,849,712	232,909	2,908,829

Proposal 2:   The approval of the Sixth Amended and Restated Certificate of Incorporation.

The stockholders did not approve amending and restating Comverge’s Fifth Amended and Restated Certificate of Incorporation.  Approximately 63.4% of the shares present or represented at the Annual Meeting voted for the proposal and approximately 7.5% of the shares voted against the proposal. As noted above, Comverge’s Fifth Amended and Restated Certificate of Incorporation required an affirmative vote of at least 66 2/3% of the total outstanding shares of Comverge’s common stock present or represented by proxy and voting at the Annual Meeting of Stockholders in order to approve this proposal and amend the certificate of incorporation.  The voting results are set forth below:

Votes
For	Against	Abstain
16,079,569	1,895,650	16,231

Proposal 3:  The approval, by non-binding vote, of the advisory resolution on the Company’s executive compensation.

Based on the voting results set forth below, the compensation of Comverge’s named executive officers, as set forth in Comverge’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders, with approximately 93.3% of the shares present or represented at the Annual Meeting voting for the proposal and approximately 5.8% of the shares voting against the proposal.

Votes
For	Against	Abstain	Broker Non-Votes
14,069,067	869,581	143,973	2,908,829

Proposal 4:   A non-binding advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

Comverge’s stockholders voted in favor of holding future advisory votes on Comverge’s executive compensation every year, with approximately 58.4% of the shares present or represented at the Annual Meeting voting in favor of having such advisory votes once a year. The voting results are set forth below:

Votes
1 Year	2 Years	3 Years	Abstain
8,804,456	22,773	6,113,459	141,933

Based on the votes set forth above, the non-binding advice of the stockholders is that Comverge should hold a non-binding advisory vote on the compensation of the Company's named executive officers every year.  Comverge will disclose its decision as to the frequency of non-binding advisory votes on executive compensation in a future filing.

Proposal 5:  The ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Comverge’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as Comverge’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results are set forth below, with approximately 95.0% of the shares present or represented at the Annual Meeting voting for the proposal and approximately 4.9% of the shares voting against the proposal:

Votes
For	Against	Abstain	Broker Non-Votes
17,092,628	895,977	2,845	—

Item 7.01                      Regulation FD Disclosure.

On May 5, 2011, Comverge issued a press release announcing the appointment of Mr. Moffitt as COO.  A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by Comverge under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.5
Executive Employment Agreement, Steven Moffitt, dated July 1, 2010, as filed with the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2010 (incorporated herein by reference).

99.1	Press release, dated May 5, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:  /s/ Michael Picchi
Name:  Michael Picchi
Title: Executive Vice President and Chief Financial Officer
Dated: May 11, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.5
Executive Employment Agreement, Steven Moffitt, dated July 1, 2010, as filed with the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2010 (incorporated herein by reference).

99.1	Press release, dated May 5, 2011 (furnished herewith).